CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MULTI-ASSET FUND
Servicing Class (CNIIX)
Class N (CNIAX)

Supplement dated March 7, 2014, to the currently effective Summary Prospectus

The following replaces the section titled “Portfolio Managers” on page 5 in its entirety:

Bruce Simon, William C. Miller, Thomas A. Galvin and Fang Q. Zhou are primarily responsible for the day-to-day management of the Fund.  Messrs. Simon and Miller have served as portfolio managers for the Fund since February 2011 and the Fund’s inception in October 2007, respectively.  Messrs. Galvin and Zhou have served as portfolio managers for the Fund since February 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-001-0100